Second Amendment
to Second Amended and Restated
Loan and Subordinated Debenture Purchase Agreement

This Second Amendment To the Second Amended and Restated Loan And Subordinated Debenture Purchase Agreement (this “Amendment”), dated September 30, 2008, is between JPMorgan Chase Bank, N.A. (“Lender), and German American Bancorp, Inc., an Indiana Corporation (“Borrower”).

Recitals:

1. The parties hereto have entered into that certain Second Amended and Restated Loan and Subordinated Debenture Purchase Agreement, dated as of December 29, 2006, as amended by that certain First Amendment, dated September 28, 2007 (as amended, the “2007 Amended Loan Agreement”).

2. The parties intend to further amend the 2007 Amended Loan Agreement in accordance with the terms and subject to the conditions set forth in this Amendment. As amended and modified by this Amendment, the 2007 Amended Loan Agreement is referred to as the "2008 Amended Loan Agreement."

3. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given in the 2007 Amended Loan Agreement.

Agreement:

Now, Therefore, in consideration of the mutual representations, warranties, covenants, and agreements, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. Amendments.

a. Recitals. In paragraph 2, the word “$35,000,000” shall be replaced with “$30,000,000.”

Second Amendment
Second Amended and Restated
Loan and Subordinated Debenture Purchase Agreement
German American Bancorp, inc.

b. Definitions – “Revolving Loan Amount”. The “Revolving Loan Amount” shall be amended by replacing “$15,000,000” with “$10,000,000”.

c. Definitions – “Revolving Loan Maturity Date”. The “Revolving Loan Maturity Date” shall be amended to mean September 30, 2009.

d. Section 2.1.2 (The Revolving Loan). Section 2.1.2 (The Revolving Loan) shall be amended by replacing the words “1.15% (115 basis points)” with the words “1.65% (165 basis points)”.

e. Section 2.9 (Non-Use Fee). There shall be added the following Section 2.9: “2.9 (Non-Use Fee). Borrower shall pay Lender a non-refundable fee on the unused portion of the maximum amount available under the Revolving Loan Amount of .35% (thirty-five basis points) per annum, due quarterly in arrears.

2. Representations and Warranties.

The Borrower represents and warrants to the Lender as follows:

a. No Event of Default has occurred and is continuing (or would result from the amendments contemplated by this Amendment).

b. The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by any Person (including any Governmental Agency) to be effective and enforceable.

c. This Amendment and the other Loan Documents (as amended by this Amendment) constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

d. All representations and warranties of the Borrower in the 2007 Amended Loan Agreement are true and correct, except, for the purposes of this Amendment only, all references in (a) Section 3.4.2 (Subsidiaries) to “September 30, 2006” shall instead refer to “June 30, 2008”, (b) Section 3.4.3 (Financial Statements) and in Section 3.4.9 (Restriction) to “December 31, 2005” shall instead refer to “December 31, 2007”, and “September 30, 2006” shall instead refer to “June 30, 2008”, (c) Section 3.4.10 (No Material Adverse Change) to “December 31, 2005” shall instead refer to “December 31, 2007”, and (d) Section 3.4.11 (Reserve for Possible Loan and Lease Losses) references to “September 30, 2006” shall instead refer to “June 30, 2008”.

Second Amendment
Second Amended and Restated
Loan and Subordinated Debenture Purchase Agreement
German American Bancorp, inc.

e. As of the date of this Amendment, the Borrower's obligations under the 2007 Amended Loan Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right to recoupment, abatement or other claim.

3. Conditions.

a.  Notwithstanding anything to the contrary contained elsewhere in the 2008 Amended Loan Agreement, the obligation of the Lender to agree to the modifications contemplated by this Amendment shall be subject to the performance by the Borrower prior to the date on which this Amendment is executed of all of its agreements to have been performed under the 2007 Amended Loan Agreement. The obligations to continue to make disbursements of proceeds under the Loans are, and shall remain, subject to the conditions precedent (a) set forth in the 2007 Amended Loan Agreement, (b) that the representations and warranties set forth in this Amendment be true, accurate and complete as of the date of this Amendment, and (c) that Borrower shall have fully complied with all of its promises and covenants set forth in this Amendment.

b.  In addition to other conditions set forth in this Amendment and the 2007 Amended Loan Agreement, including, without limitation, those applicable to the making of Loans, the obligations of the Lender under the 2008 Amended Loan Agreement shall be subject to the performance by the Borrower of all of its agreements to have been performed under the 2008 Amended Loan Agreement and to the receipt of the following, duly executed and dated the date of this amendment, and in form and substance satisfactory to the Lender and its counsel:

i. a copy, certified by the Secretary or Assistant Secretary of the Borrower, of its Board of Directors' resolutions authorizing the execution, delivery, and performance of this Amendment and the 2008 Amended Loan Agreement;

Second Amendment
Second Amended and Restated
Loan and Subordinated Debenture Purchase Agreement
German American Bancorp, inc.

ii. A Restated Revolving Note in the form of Exhibit A to this Amendment.

c. Borrower shall pay or reimburse Lender for all of its reasonable out-of-pocket costs, expenses and attorneys’ fees incurred in connection with this Amendment, and the consummation of the transactions contemplated hereby, as agreed by the parties.

4. Additional Terms.

a. Acknowledgment of Indebtedness under the 2007 Amended Loan Agreement. The Borrower acknowledges, confirms and affirms it obligations and indebtedness to the Lender, as of the date of this Amendment without defense, setoff, or counterclaim, in the aggregate principal amounts provided for in the Loan Documents, including the Notes. The aggregate principal amount of the Revolving Loan evidenced by the Revolving Note outstanding as of the date of this Amendment is Zero Dollars ($0.00). The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the 2007 Amended Loan Agreement or the Loan Documents, nor constitute a waiver of any provision continued in such documents, except as specifically set forth in this Amendment.

b. The 2008 Amended Loan Agreement. All references in the Loan Documents and the 2007 Amended Loan Agreement to the term "Agreement" shall be deemed to refer to the 2008 Amended Loan Agreement.

c. Amendment and 2007 Amended Loan Agreement. This Amendment supplements and is by this Amendment made a part of the 2007 Amended Loan Agreement, and the 2007 Amended Loan Agreement and this Amendment shall from and after the date of this Amendment shall together constitute the 2008 Amended Loan Agreement. Except as otherwise set forth in this Amendment, the 2007 Amended Loan Agreement shall remain in full force and effect.

d. Counterparts. This Amendment may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document.

Second Amendment
Second Amended and Restated
Loan and Subordinated Debenture Purchase Agreement
German American Bancorp, inc.

e. Acknowledgments. The Borrower acknowledges that (i) it has been advised by counsel of its choice with respect to this Amendment, the Loan Documents and the transactions contemplated by this Amendment, and (ii) the obligations of the Lender hereunder shall be strictly construed and shall be expressly subject to the Borrower's compliance in all respects with the terms and conditions of the 2008 Amended Loan Agreement.

[signature page follows]

Second Amendment
Second Amended and Restated
Loan and Subordinated Debenture Purchase Agreement
German American Bancorp, inc.

In Witness Whereof, the parties have executed this Amendment as of the date first written above.

JPMorgan Chase Bank, N.A.

By:	/s/Janet S. Leong
~~John L. Spalding~~ Janet S. Leong

Title:	Senior Vice President

German American Bancorp, Inc.

By:	/s/Bradley M. Rust
Bradley M. Rust

Title:	Executive Vice President and Chief Financial Officer

Second Amendment
Second Amended and Restated
Loan and Subordinated Debenture Purchase Agreement
German American Bancorp, inc.

Exhibit A:
Restated Revolving Note
(Attached)

Second Amendment
Second Amended and Restated
Loan and Subordinated Debenture Purchase Agreement
German American Bancorp, inc.

Restated Revolving Note

$10,000,000.00	Chicago, Illinois
Restatement Date: September 30, 2008
Original Note Date: December 29, 2006

FOR VALUE RECEIVED, the undersigned, GERMAN AMERICAN BANCORP, INC., an Indiana corporation (“Borrower”), promises to pay to the order of JPMorgan Chase Bank, N.A., a national banking association, or the holder hereof from time to time (“Lender”), at such place as may be designated in writing by Lender, the principal sum of TEN MILLION AND 00/100THS DOLLARS ($10,000,000.00), with interest thereon as hereinafter provided. It is contemplated that there will be advances and payments under this restated note (this “Note”) from time to time, but no advances or payments under this Note (including payment in full of the unpaid balance of principal hereof prior to maturity) shall affect or impair the validity or enforceability of this Note as to future advances hereunder. This Note is issued pursuant to the terms of a Second Amended and Restated Loan and Subordinated Debenture Purchase Agreement, dated December 29, 2006, as amended by that First Amendment, dated September __, 2007, and that Second Amendment, dated September 30, 2008 between Borrower and Lender (such Second Amended and Restated Loan and Subordinated Debenture Purchase Agreement, as twice amended, together with the Agreed Upon Terms and Procedures, as each may be amended and modified from time to time, is referred to hereinafter as the “Loan Agreement”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

Interest shall accrue on all sums as advanced and outstanding from time to time under this Note and Loan Agreement as set forth in the Loan Agreement, and such interest shall be due and payable on the first day of each January, April, July and October as set forth in the Loan Agreement, commencing April 1, 2007. All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds.

The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable on the Revolving Loan Maturity Date. Additional principal payments shall be made in accordance with the provisions of the Loan Agreement.

This Note is issued pursuant to the terms of the Loan Agreement and is secured by and entitled to the benefits of, among other things, the Collateral Documents. In case an Event of Default (as defined under any of the Loan Agreement, the Collateral Documents, or other Loan Document) shall occur and be continuing (any of the foregoing being a “Event of Default” hereunder), the principal of this Note together with all accrued interest thereon may, at the option of the holder hereof, immediately become due and payable on demand; provided, however, that if any document related to this Note provides for automatic acceleration of payment of sums owing hereunder, all sums owing hereunder shall be automatically due and payable in accordance with the terms of that document.
Second Amendment
Second Amended and Restated
Loan and Subordinated Debenture Purchase Agreement
German American Bancorp, inc.

Unless otherwise provided in the Loan Agreement, all payments on account of the indebtedness evidenced by this Note shall be first applied to the payment of costs and expenses of Lender which are due and payable, then to past-due interest on the unpaid principal balance and the remainder to principal.

Provided that no Event of Default then exists, this Note may be prepaid only upon those terms and conditions set forth in the Loan Agreement.

From and after the Revolving Loan Maturity Date, or such earlier date as all sums owing on this Note become due and payable by acceleration or otherwise, or after the occurrence of an Event of Default, interest shall be computed on all amounts then due and payable under this Note at a “Default Rate” equal to 3% per annum (based on a 360-day year and charged on the basis of actual days elapsed) in excess of the interest rate otherwise accruing under this Note.

If any attorney is engaged by Lender to enforce or defend any provision of this Note or any of the other Loan Documents, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all attorneys’ fees and expenses, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys’ fees and expenses had been added to the principal.

No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note or any of the other Loan Documents shall constitute a waiver of any breach, default or failure of condition under this Note, the Loan Agreement or any of the other Loan Documents or the obligations secured thereby. A waiver of any term of this Note or any of the other Loan Documents or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the Loan evidenced by this Note, the terms of this Note shall prevail.

Except as otherwise provided in the Loan Agreement, Borrower expressly waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of late charges, and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note. In addition, Borrower expressly agrees that this Note and any payment coming due hereunder may be extended from time to time without in any way affecting the liability of any such party hereunder.

Second Amendment
Second Amended and Restated
Loan and Subordinated Debenture Purchase Agreement
German American Bancorp, inc.

Time is of the essence with respect to every provision hereof. This Note shall be construed and enforced in accordance with the laws of the State of Illinois, except to the extent that federal laws preempt the laws of the State of Illinois, and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any federal or State court within the State of Illinois having proper venue and also consent to service of process by any means authorized by Illinois or Federal law. Any reference contained herein to attorneys’ fees and expenses shall be deemed to be to reasonable fees and expenses and to include all reasonable fees and expenses of in-house or staff attorneys and the reasonable fees and expenses of any other experts or consultants.

All agreements between Borrower and Lender (including, without limitation, this Note and the Loan Agreement, and any other documents securing all or any part of the indebtedness evidenced hereby) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, the Loan Agreement or any other documents securing all or any part of the indebtedness evidenced hereby at the time performance of such provisions shall be due, shall involve exceeding the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such applicable laws, and if, for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful under such applicable law, such interest shall be automatically applied to the payment of the principal of this Note (whether or not then due and payable) and not to the payment of interest or refunded to Borrower if such principal has been paid in full.

Any notice which either party hereto may be required or may desire to give hereunder shall be governed by the notice provisions of the Loan Agreement.

BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER’S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

Second Amendment
Second Amended and Restated
Loan and Subordinated Debenture Purchase Agreement
German American Bancorp, inc.

This Note represents a continuation of the indebtedness represented by that certain Revolving Note, dated September 20, 2005, as restated on December 29, 2006, made by Borrower to Lender in the original principal amount of $15,000,000, (the “Original Note”). The Original Note is amended, restated and replaced by this Note. This Note does not constitute a novation, discharge or satisfaction of the Original Note replaced hereby or of the indebtedness evidenced by said Original Note.

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Second Amendment
Second Amended and Restated
Loan and Subordinated Debenture Purchase Agreement
German American Bancorp, inc.

IN WITNESS WHEREOF, the undersigned has executed this Note or caused this Note to be executed by its duly authorized representative as of the date first above written.

GERMAN AMERICAN BANCORP, INC.

By:

Name:

Title:

Second Amendment
Second Amended and Restated
Loan and Subordinated Debenture Purchase Agreement
German American Bancorp, inc.